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                                                                 EXHIBIT 1.1
    ____________________________________________________________________________
    ____________________________________________________________________________








                            WELLPOINT HEALTH NETWORKS INC.



                               (a Delaware corporation)



                           7,200,000 Shares of Common Stock




                            U.S. UNDERWRITING AGREEMENT













Dated:  June [   ], 1999

    ____________________________________________________________________________
    ____________________________________________________________________________
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                           WELLPOINT HEALTH NETWORKS INC.

                              (a Delaware corporation)

                          7,200,000 Shares of Common Stock

                             (Par Value $.01 Per Share)

                            U.S. UNDERWRITING AGREEMENT

                                                                June [   ], 1999



MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
WARBURG DILLON READ LLC
  as U.S. Representatives of the several U.S. Underwriters
  c/o     Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York 10036

Ladies and Gentlemen:

          WellPoint Health Networks Inc., a Delaware corporation (the "COMPANY"), and the California HealthCare Foundation, a California non-profit corporation (the "SELLING STOCKHOLDER"), confirm their respective agreements with Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. UNDERWRITERS," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Morgan Stanley, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and Warburg Dillon Read LLC are acting as representatives (in such capacity, the "U.S. REPRESENTATIVES"), with respect to (i) the sale by the Selling Stockholder, and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("COMMON STOCK") set forth in Schedule A hereto and (ii) the grant by the Selling Stockholder to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,350,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 7,200,000 shares of Common Stock (the "INITIAL U.S. SECURITIES") to be purchased by the U.S. Underwriters and all or any part of the 1,350,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. OPTION SECURITIES") are hereinafter called, collectively, the "U.S. SECURITIES."

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          It is understood that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "INTERNATIONAL UNDERWRITING AGREEMENT") providing for the offering by the Selling Stockholder of an aggregate of 1,800,000 shares of Common Stock (the "INTERNATIONAL SECURITIES") outside the United States and Canada with Morgan Stanley & Co. International Limited, Merrill Lynch International, Deutsche Bank AG London, Donaldson, Lufkin & Jenrette International, Salomon Brothers International Limited and Warburg Dillon Read LLC (the "INTERNATIONAL MANAGERS"). It is understood that the Selling Stockholder is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the International Securities are contemporaneously purchased by the International Managers.

          The U.S. Underwriters and the International Managers are hereinafter collectively called the "UNDERWRITERS," the Initial U.S. Securities and the International Securities are hereinafter collectively called the "INITIAL SECURITIES," and the U.S. Securities, and the International Securities are hereinafter collectively called the "SECURITIES."

          The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "INTERSYNDICATE AGREEMENT") providing for the coordination of certain transactions among the Underwriters under the direction of Morgan Stanley (in such capacity, the "GLOBAL COORDINATOR").

          The Company and the Selling Stockholder understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities in the United States, and a private placement of the U.S. Securities in Canada, as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.

          The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-80153), as amended by pre-effective Amendment No. 1 thereto, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 ACT"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("RULE 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS") and paragraph (b) of Rule 424 ("RULE 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("RULE 434") of the 1933 Act Regulations, prepare and file a term sheet (a "TERM SHEET") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "FORM OF U.S. PROSPECTUS") and one relating to the International Securities (the "FORM OF INTERNATIONAL PROSPECTUS"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover page and the inclusion in the Form of International Prospectus of a section under the caption "United States Tax Consequences to Non-United States Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "RULE 430A INFORMATION" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "RULE 434 INFORMATION." Each Form of U.S. Prospectus and Form of

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International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein (including the exhibits to any such documents) pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "REGISTRATION STATEMENT." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. PROSPECTUS" and the "INTERNATIONAL PROSPECTUS," respectively, and collectively, the "PROSPECTUSES." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated June 14, 1999 and preliminary International Prospectus dated June 14, 1999, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

          The Underwriters acknowledge that concurrently with the offering of the Securities, the Company is offering $285,000,000 aggregate principal amount at maturity of its Zero Coupon Convertible Subordinated Debentures due 2019 ($327,750,000 aggregate principal amount at maturity if the over-allotment option to the underwriters is exercised in full) (the "DEBT OFFERING") The consummation of the offerings of the Securities is not contingent upon the consummation of the Debt Offering or vice versa.

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     SECTION 1.     REPRESENTATIONS AND WARRANTIES.

     (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S. Underwriter, as follows:

          (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any such amendment or supplement was issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter relating to such U.S. Underwriter through Morgan Stanley expressly for use in the Registration Statement or the Prospectuses.

          Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) INCORPORATED DOCUMENTS. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all

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     material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 ACT REGULATIONS") and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iv) FINANCIAL STATEMENTS. The Company's consolidated financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectuses present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (v) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (vi) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) GOOD STANDING OF SUBSIDIARIES. Each subsidiary of the Company listed on Schedule C hereto (the "SUBSIDIARIES") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any such Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. Other than the Subsidiaries, the Company has no subsidiaries which either
     (i) are "SIGNIFICANT SUBSIDIARIES," as such term is defined under Regulation S-X under the 1933 Act, or (ii) are material to the Company's financial condition or results of operations.

          (viii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the captions "Capitalization" and "Description of Capital Stock" (except for subsequent issuances, if any, under the Company's 1999 Stock Incentive Plan, 1994 Stock Option/Award Plan, Employee Stock Option Plan or Employee Stock Purchase Plan). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and

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     non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          (ix) AUTHORIZATION OF AGREEMENT. This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company.

          (x) ABSENCE OF MANIPULATION. None of the Company or its subsidiaries or any of their respective officers and directors has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. The parties hereto acknowledge that, in connection with the proposed issuance of the Company's Zero Coupon Convertible Subordinated Debentures Due 2019, the Company intends to use a portion of the net proceeds to purchase additional shares of Common Stock from the Selling Stockholder, and in connection with the proposed acquisition of Cerulean Companies, Inc., the Company intends to issue additional shares of Common Stock in exchange for the shares of capital stock of Cerulean Companies, Inc.

          (xi) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The Common Stock conforms to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder.

          (xii) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated in this Agreement, the International Underwriting Agreement and the Registration Statement and compliance by the Company with its obligations under this Agreement and the International Underwriting Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation by the Company or any of its subsidiaries of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such

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     holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xiii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (xiv) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the International Underwriting Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xv) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

          (xvi) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own, possess, or can acquire on reasonable terms, adequate rights to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary for the conduct of the business now operated or to be operated by the Company and its subsidiaries, as described in the Prospectuses, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xvii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the

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     Company of its obligations under this Agreement and the International
     Underwriting Agreement, in connection with the offering or sale of the Securities by the Selling Stockholder under this Agreement and the International Underwriting Agreement, or the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement, except such as have been already obtained or made or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws.

          (xviii) KNOX-KEENE LICENSE. Blue Cross of California has been licensed in the State of California as a health care service plan under the Knox-Keene Health Care Service Plan Act of 1975, as amended (the "KNOX-KEENE ACT"), and such license has not been modified since the issuance thereof (other than modifications filed in the ordinary course of business) in any respect that would materially and adversely affect the ability of the Company to conduct its business in the manner described in the Registration Statement. None of the Company's other subsidiaries are required to be licensed under the Knox-Keene Act.

          (xix) BCBSA LICENSE. The Company is in full compliance with the requirements of the Blue Cross License Agreement, dated as of August 4, 1997, between the Company and the Blue Cross and Blue Shield Association (the "BCBSA") and the California Blue Cross License Addendum, dated as of June 10, 1998, between the Company and the BCBSA, except in each case where such noncompliance would not have a Material Adverse Effect. Each of the Company's subsidiaries that is required by the BCBSA as of the date hereof, or that will be required by the BCBSA as of the Closing Time, to be a party to a Blue Cross Affiliate License Agreement is in full compliance with the requirements of such agreement, except in each case where such noncompliance would not have a Material Adverse Effect.

          (xx) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations, including, without limitation, under the Knox-Keene Act (collectively, "GOVERNMENTAL LICENSES"), issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess such Governmental Licenses or to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxi) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) do not, singly or in the aggregate, have a Material Adverse Effect and do not interfere in any material respect with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxii) MAINTENANCE OF INSURANCE. The Company and each of its subsidiaries maintain insurance policies with respect to such insurable properties, potential liabilities and occurrences that merit or require catastrophic insurance in amounts deemed adequate in the reasonable opinion of the management, or the Company and each of its subsidiaries maintain a system or systems of self-insurance or assumption of risk which accords with the practices of similar businesses; all such insurance policies are in full force and effect; and, at the time that each of the physicians and physician groups with which the Company or any of its subsidiaries has contracted entered into such agreement, such physician or physician group represented that they had professional liability and medical malpractice insurance in minimum amounts which the Company believes to be adequate for such physicians and physician groups generally.

          (xxiii) COMPLIANCE WITH TAX LAWS. All material income, payroll and sales tax returns required to be filed by the Company or any of its subsidiaries, in any jurisdiction, have been so filed, and all material taxes, including related withholding taxes, penalties and interest, assessments and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (xxiv) COMPLIANCE WITH CUBA ACT. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "CUBA ACT") or is exempt therefrom.

          (xxv) INVESTMENT COMPANY ACT. The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

          (xxvi)  REGISTRATION RIGHTS.   Except as disclosed in the
     Prospectuses, there are no holders of any security of the Company or any Subsidiary (debt or equity) who have or will have any right to require the registration of such security by virtue of the filing of the Registration Statement or the execution by the Company of this Agreement.

          (xxvii) ENVIRONMENTAL LAWS. Except as described in the Registration Statement or except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time and, if the Selling Stockholder is selling U.S. Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each U.S. Underwriter, as follows:

          (i) ACCURATE DISCLOSURE. To the extent that any statements or omissions made in the Registration Statement or Prospectuses, or any amendment or supplement thereto, are made in reliance on, and in conformity with, written information furnished to the Company by or on behalf of the Selling Stockholder specifically for use in the preparation thereof, each such part of the Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading, and each such part of either of the Prospectuses, or of any amendments or supplements thereto, at the time it was issued and as of the Closing Time, did not include nor will it include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Stockholder is not prompted to sell the Securities to be sold by the Selling Stockholder hereunder by any material nonpublic information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectuses. The Company and the Underwriters acknowledge that the statements relating to such Selling Stockholder under the heading "Selling Stockholder" in any Prospectus, and under the heading "Item 1. Business--May 1996 Recapitalization and August 1997 Reincorporation" in the Company's Form 10-K which is incorporated by reference into the Prospectuses (but only insofar as such paragraphs purport to describe agreements to which the Selling Stockholder is a party), constitute the only information furnished in writing by or on behalf of such Selling Stockholder for inclusion in the Registration Statement or any Prospectus.

          (ii) AUTHORIZATION OF AGREEMENTS. The Selling Stockholder has the full right, power and authority to enter into this Agreement, the International Underwriting Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder. The execution and delivery of this Agreement, the International Underwriting Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation of the transactions contemplated in this Agreement and the International Underwriting Agreement and compliance by the Selling Stockholder with its obligations hereunder have been duly authorized by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

          (iii) GOOD AND MARKETABLE TITLE. The Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, the International Underwriting Agreement and the Voting Agreement and the Voting Trust Agreement, each as defined in the Registration Statement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from the Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iv) ABSENCE OF MANIPULATION. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (v) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations under this Agreement or the International Underwriting Agreement, or in connection with the sale and delivery of the Securities under this Agreement or the International Underwriting Agreement or the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

           (vi) NO ASSOCIATION WITH NASD. Except as disclosed in writing to the Underwriter, neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

     (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Global Coordinator, the U.S. Representatives or to counsel for the U.S. Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Stockholder as to the matters covered thereby.

     SECTION 2.   SALE AND DELIVERY TO U.S. UNDERWRITERS; CLOSING.

     (a) INITIAL U.S. SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each U.S. Underwriter and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule B, the number of Initial U.S. Securities set forth in Schedule A, plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among such U.S. Underwriters as the U.S. Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

     (b) U.S. OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 1,350,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire
30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Selling Stockholder setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery (a "DATE OF DELIVERY") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the U.S.

Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) PAYMENT. The closing of the purchase and sale of the Initial Securities, including acknowledgment of the payment of the purchase price therefor and delivery of certificates therefor, shall be at the offices of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, or at such other place as shall be agreed upon by the U.S. Representatives and the Company and the Selling Stockholder, at 7:00 A.M. (California time) on the third business day (or the fourth business day, if the pricing occurs after 4:30 P.M. (Eastern time) on any given business day) after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the U.S. Representatives and the Selling Stockholder (such time and date of payment and delivery being herein called "CLOSING TIME"). Delivery of certificates for the Initial Securities shall be made at the Closing Time at the office of Morgan Stanley, 1585 Broadway, New York, New York 10036.

          In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the U.S. Representatives and the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the U.S. Representatives to the Company and the Selling Stockholder.

          Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated by the Selling Stockholder not later than two business days preceding the Closing Time against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Morgan Stanley, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

     (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.   COVENANTS.

     (a) COVENANTS OF THE COMPANY. The Company covenants with each U.S. Underwriter as follows:

          (i) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUEST. The Company, subject to Section 3(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the U.S. Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of any prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) FILING OF AMENDMENTS. The Company will give the U.S. Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectuses included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the U.S. Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the U.S. Representatives or counsel for the U.S. Underwriters shall object.

          (iii) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the U.S. Representatives and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) DELIVERY OF PROSPECTUSES. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Underwriting Agreement and the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectuses in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectuses in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
     Section 3(b) of the 1933 Act, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (vi) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the U.S. Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (vii) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date of the Prospectuses, the Company will not, without the prior written consent of Morgan Stanley (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or any other arrangement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold under this Agreement and the International Underwriting Agreement, (B) the Zero Coupon Convertible Subordinated Debentures to be sold under that certain Underwriting Agreement, dated June [ ], 1999, between the Company, Morgan Stanley, and each of the underwriters named therein, (C) the issuance of securities in connection with the acquisition of a business, including, without limitation, upon consummation of that certain Agreement and Plan of Merger, dated July 9, 1998, between the Company, Water Polo Acquisition Corp. and Cerulean Companies, Inc., (D) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (E) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to the Company's 1999 Stock Incentive Plan, 1994 Stock Option/Award Plan, Employee Stock Option Plan, Employee Stock Purchase Plan or any other existing employee benefit plans of the Company referred to in the Prospectuses (as well as the filing of any registration statement on Form S-8 (or similar form) for the purpose of registering under the 1933 Act shares of Common Stock issued in connection with any such plan), (F) the issuance by the Company of up to 50,000 shares of Common Stock pursuant to a restricted stock plan for agents and brokers which market the products of the Company or any of its Subsidiaries (as well as the filing of any registration statement on Form S-3 (or similar form) for the purpose of registering under the 1933 Act shares of Common Stock issued in connection with any such plan) and cash-settled stock appreciation rights that the Company may issue to agents or brokers, or (G) the purchase of securities from the Selling Stockholder.

          (ix) REPORTING REQUIREMENTS. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     (b) COVENANT OF THE SELLING STOCKHOLDER. The Selling Stockholder covenants with each U.S. Underwriter as follows:

          (i) RESTRICTION ON SALE OF SECURITIES. During a period of 120 days from the date of the Prospectuses, the Selling Stockholder will not, without the prior written consent of Morgan Stanley, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, PROVIDED, HOWEVER, that beginning on the 91st day after the date of the Prospectuses, the Selling Stockholder may sell shares of Common Stock, in one or more transactions, but only to the extent that (i) as of the time of any such sale the Selling Stockholder owns 10% or more of the total issued and outstanding Common Stock and (ii) such sale reduces the shares of Common Stock owned by the Selling Stockholder to an amount not less than 10,000 shares less than 10% of the total issued and outstanding common stock; PROVIDED, FURTHER, that Morgan Stanley shall give the Selling Stockholder at least two business days' notice of any waiver of the restriction on sales by the Company contained in Section 3(viii) hereof and the Selling Stockholder shall be deemed to have been granted a waiver of this subsection 3(b)(i) on the same terms as any such waiver granted to the Company. The foregoing sentence shall not apply (x) to the Securities to be sold hereunder, or under the International Underwriting Agreement, or (y) to any deposit or withdrawal of Common Stock in or from the trust established pursuant to the Voting Trust Agreement, or (z) to the sale of any Common Stock by the Selling Stockholder to the Company.

     SECTION 4.   PAYMENT OF EXPENSES.

     (a) EXPENSES. The Company will pay or cause to be paid all expenses incident to the performance of its or the Selling Stockholder's obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the International Underwriting Agreement, any Agreement among Underwriters, the Intersyndicate Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Preliminary Blue Sky Survey, the Final Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Preliminary Blue Sky Survey, the Final Blue Sky Survey and any supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange. The Selling Stockholder will pay or cause to be paid the fees and expenses of its counsel, agents and advisors for which it is responsible under the terms of the Registration Rights Agreement between the Selling Stockholder and the Company.

     (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5 or
Section 9(a)(i) hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters. If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of
Section 11 hereof, the Selling Stockholder shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

     (c) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholder may make for the sharing of such costs and expenses.

     SECTION 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Gibson, Dunn & Crutcher LLP, counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

     (c) OPINION OF GENERAL COUNSEL FOR THE COMPANY. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Thomas C. Geiser, Esq., general counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

     (d) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Munger, Tolles & Olson LLP, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

     (e) OPINION OF COUNSEL FOR U.S. UNDERWRITERS. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Latham & Watkins, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to the matters set forth in clauses (i) (solely with respect to the Company), (ii) (solely with respect to the Company), (v) through
(vii), inclusive, (ix) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the States of New York, Delaware and California and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (f) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such persons' knowledge, are contemplated by the Commission.

     (g) CERTIFICATE OF SELLING STOCKHOLDER. At Closing Time, the U.S. Representatives shall have received a certificate of an officer of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

     (h)  ACCOUNTANTS' COMFORT LETTER.

          (i) PRICEWATERHOUSECOOPERS LLP. At the time of the execution of this Agreement, the U.S. Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S.

     Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the Company's consolidated financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

          (ii) ERNST & YOUNG LLP. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the Cerulean Companies, Inc. financial statements and certain financial information of the Cerulean Companies, Inc. contained in the Registration Statement and the Prospectus.

     (i)  BRING-DOWN COMFORT LETTERS.

          (i) PRICEWATERHOUSECOOPERS LLP. At Closing Time, the U.S. Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h)(i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (ii) Ernst & Young LLP. At Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h)(ii) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (j) LOCK-UP AGREEMENTS. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons listed on Schedule D hereto.

     (k) CONDITIONS TO PURCHASE OF U.S. OPTION SECURITIES. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

          (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the Chief Executive Officer or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to
     Section 5(f) hereof remains true and correct as of such Date of Delivery.

          (ii) CERTIFICATE OF SELLING STOCKHOLDER. A certificate, dated such Date of Delivery, of an officer of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(g) remains true and correct as of such Date of Delivery.

          (iii) OPINION OF COUNSEL FOR COMPANY. The favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iv) OPINION OF GENERAL COUNSEL FOR COMPANY. The favorable opinion of Thomas C. Geiser, Esq., general counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (v) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER. The favorable opinion of Munger, Tolles & Olson LLP, counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (vi) OPINION OF COUNSEL FOR U.S. UNDERWRITERS. The favorable opinion of Latham & Watkins, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

          (vii)   BRING-DOWN COMFORT LETTERS.

                  (1) PRICEWATERHOUSECOOPERS. A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(h)(i) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

                  (2) ERNST & YOUNG LLP. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Representatives pursuant to Section 5(h)(ii) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

     (l) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

     (m) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant U.S. Option Securities, may be terminated by the U.S. Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6.   INDEMNIFICATION.

     (a) INDEMNIFICATION OF UNDERWRITERS. The Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Stockholder; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Morgan Stanley), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

          PROVIDED, HOWEVER, that (A) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to such U.S. Underwriter furnished to the Company by any U.S. Underwriter through Morgan Stanley expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) and (B) the foregoing indemnity agreement with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of the U.S. Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased U.S. Securities, or any person controlling such U.S. Underwriter, if (i) the Company and the Selling Stockholder shall sustain the burden of proving that a copy of the U.S. Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the U.S. Underwriters to such person at or prior to the written confirmation of the sale of such U.S. Securities to such person, (ii) the Company shall have delivered the U.S. Prospectus (as then supplemented or amended) to the U.S.
Underwriters on a timely basis and in the requisite quantity to permit the U.S. Underwriters to send or deliver such U.S. Prospectus to such person at or prior to such written confirmation of the sale of such U.S. Securities and (iii) the untrue statement contained in or omission from such preliminary prospectus was corrected in the U.S. Prospectus (or the U.S. Prospectus as amended or supplemented).

     In making a claim for indemnification under this Section 6 or for contribution under Section 7 hereof by the Company or the Selling Stockholder, and subject to the further provisions of this paragraph, the indemnified parties may proceed against either (i) both the Company and the Selling Stockholder jointly or (ii) the Company only, but may not proceed solely against the Selling Stockholder. In the event that the indemnified parties are entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred as contemplated by clauses (a)(i), (a)(ii) or (a)(iii) of this Section 6, including, without limitation, a final judgment from a trial court then, as a precondition to any indemnified party obtaining indemnification or contribution from the Selling Stockholder, the indemnified parties shall first obtain a final judgment from a trial court that such indemnified parties are entitled to indemnity or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Selling Stockholder and shall seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction. Only in the event such Final Judgment shall remain unsatisfied in whole or in part 30 days following the date of receipt by the Company of such demand shall any party entitled to indemnification hereunder have the right to take action to satisfy such Final Judgment by making demand directly on the Selling Stockholder (but only if and to the extent the Company has not already satisfied such Final Judgment, whether by settlement, release or otherwise). The indemnified parties shall, however, be relieved of their obligation to first obtain a Final Judgment, to seek to obtain payment from the Company with respect to such Final Judgment or, having sought such payment, to wait such 30 days after failure by the Company to immediately satisfy any such Final Judgment if (i) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code") and such order remains unstayed and in effect for 60 days, (ii) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code and such order remains unstayed and in effect for 60 days, (iii) the Company makes an assignment for the benefit of its creditors, or (iv) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets and such order remains unstayed and in effect for 60 days .

     (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDER. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to such U.S. Underwriter furnished to the Company by such U.S. Underwriter through Morgan Stanley expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

     (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim,
(ii) is accompanied or preceded by reimbursement of expenses of each such indemnified party pursuant to clause (a)(iii) of this Section 6 and (iii) does not include a statement as to or an admission of fault, culpability or a faiure to act by or on behalf of any indemnified party.

     (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to indemnification.

     SECTION 7. CONTRIBUTION. Subject to the last paragraph of Section 6(a) hereof, if the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate public offering price of the U.S. Securities as set forth on such cover.

          The relative fault of the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholder and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

          The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to contribution.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the U.S. Securities to the U.S. Underwriters.

     SECTION 9.   TERMINATION OF AGREEMENT.

     (a) TERMINATION; GENERAL. The U.S. Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the U.S. Securities or to enforce contracts for the sale of the U.S. Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York

Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. DEFAULT BY ONE OR MORE OF THE U.S. UNDERWRITERS. If one or more of the U.S. Underwriters fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the U.S. Underwriters to purchase and of the Company to sell the U.S. Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either (i) the U.S. Representatives or
(ii) the Company and the Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 10.

     SECTION 11. DEFAULT BY THE SELLING STOCKHOLDER. If the Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of U.S. Securities which the

Selling Stockholder is obligated to sell hereunder, then the U.S. Underwriters may, at option of the U.S. Representatives, by notice from the U.S. Representatives to the Company and the Selling Stockholder terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Stockholder so defaulting from liability, if any, in respect of such default.

          In the event of a default by the Selling Stockholder as referred to in this Section 11, each of the U.S. Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at Morgan Stanley, 1585 Broadway, New York, New York 10036, attention of Syndicate Operations (with a copy, which shall not constitute notice, to Latham & Watkins, 633 W. Fifth Street, Suite 4000, Los Angeles, California 90071-2007, attention of Gary Olson, Esq.); notices to the Company shall be directed to it at 1 WellPoint Way, Thousand Oaks, California 91362, attention of Thomas C. Geiser, Esq., General Counsel (with a copy, which shall not constitute notice, to Gibson, Dunn & Crutcher LLP, One Montgomery Street, Telesis Tower, San Francisco, California 94104, attention of William L. Hudson, Esq.); and notices to the Selling Stockholder shall be directed to California HealthCare Foundation, c/o Munger, Tolles & Olson LLP, 355 S. Grand Avenue, Suite 3500, Los Angeles, California 90071, attention of Ruth E. Fisher, Esq.

     SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME, EXCEPT AS EXPRESSLY NOTED OTHERWISE.

          SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and to the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholder in accordance with its terms.

                                   Very truly yours,

                                   WELLPOINT HEALTH NETWORKS INC.


                                   By
                                     ------------------------------------
                                   Name:
                                   Title:


                                   CALIFORNIA HEALTHCARE FOUNDATION


                                   By
                                     ------------------------------------
                                   Name:
                                   Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
WARBURG DILLON READ LLC

By:  Morgan Stanley & Co. Incorporated


By
    ------------------------------------
     Name:
     Title:

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                      SCHEDULE A


                                                                   Number of
                                                                    Initial
           Name of Underwriter                                  U.S. Securities
           -------------------                                  ---------------
 Morgan Stanley & Co. Incorporated..........................
 Merrill Lynch, Pierce, Fenner & Smith Incorporated.........
 Deutsche Bank Securities Inc...............................
 Donaldson, Lufkin & Jenrette Securities Corporation........
 Salomon Smith Barney Inc...................................
 Warburg Dillon Read LLC....................................






                                                                   ---------
      Total..................................................      7,200,000
                                                                   ---------
                                                                   ---------

                                     Sch A-1

                                     SCHEDULE B

                         WELLPOINT HEALTH NETWORKS INC.
                        9,000,000 Shares of Common Stock
                           (Par Value $.01 Per Share)

        1.        The public offering price per share for the U.S. Securities,
determined as provided in said Section 2, shall be $[          ].

        2.        The purchase price per share for the U.S. Securities to be
paid by the several U.S. Underwriters shall be $[       ], being an amount equal
to the public offering price set forth above less $[       ] per share; provided
that the purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities.


                                     Sch B-1

                                      SCHEDULE C

                                 List of subsidiaries


1.   Blue Cross of California

2.   BC Life & Health Insurance Company

3.   UNICARE Life & Health Insurance Company

4.   UNICARE of Texas Health Plans, Inc.

5.   WellPoint California Services, Inc.

[6.  UNICARE Specialty Services, Inc.]

7.   UNICARE National Services, Inc.


                                     Sch C-1

                                      SCHEDULE D

                             List of persons and entities
                                  subject to lock-up

Leonard D. Schaeffer

D. Mark Weinberg

Ronald A. Williams

Joan E. Herman

Clifton R. Gaus

David C. Colby

Thomas C. Geiser, Esq.

S. Louise McCrary

                                     Sch D-1

                                                                       Exhibit A

                         FORM OF OPINION OF COMPANY'S COUNSEL
                             TO BE DELIVERED PURSUANT TO
                                     SECTION 5(b)

          (i) The Company and each of its Subsidiaries (a) has been duly organized and (b) is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

          (ii) The Company and each of its Subsidiaries has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

          (iii) The Company and each of its Subsidiaries, other than UNICARE Life & Health Insurance Company ("UL&H"), is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect (such jurisdictions to be listed opposite the name of each of the Company and the Subsidiaries other than UL&H on
Exhibit 1 hereto). UL&H is duly qualified as a foreign corporation to transact business and is in good standing in such jurisdictions as are listed opposite its name on Exhibit 1 hereto.

          (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption "Description of Capital Stock" (except for subsequent issuances, if any, under the Company's 1999 Stock Incentive Plan, 1994 Stock Option/Award Plan, Employee Stock Option Plan or Employee Stock Purchase Plan); all of the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and nonassessable and the shares of issued and outstanding capital stock of each Subsidiary of the Company are owned, directly or through subsidiaries, by the Company and have been duly authorized and validly issued, are fully paid and nonassessable and are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (v) The U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company.

          (vi) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          (vii) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectuses, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          (viii) The documents incorporated by reference in the Prospectuses (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (ix) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses under the caption "Description of Capital Stock," and the form of certificate used to evidence the Common Stock is in due and proper form and complies in all material respects with all applicable statutory requirements and the requirements of the New York Stock Exchange.

          (x) There are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened to which the Company or any of its Subsidiaries is or may become a party or to which any of the properties of the Company or any of its Subsidiaries is or may become subject that are required to be described in the Registration Statement or the Prospectuses and are not so disclosed therein and described as required, or any statute or regulation that is required to be described in the Registration Statement or the Prospectuses and is not so disclosed therein and described as required; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the businesses, are, considered in the aggregate, not material.

          (xi) To the knowledge of such counsel, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed as exhibits to the Registration Statement (or to any documents incorporated by reference therein) which have not been so filed.

          (xii) The information in the Prospectuses under the captions "Selling Stockholder" and "United States Federal Tax Consequences to Non-United States Holders," and the information under the caption "Item 1. Business--May 1996 Recapitalization and August 1997 Reincorporation" in the Company's Form 10-K which is incorporated by reference into the Prospectuses to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

          (xiii) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the sale to the Underwriters of the Securities, except such as may be required under the 1933 Act, the 1934 Act or the respective rules and regulations of the Commission thereunder or state or foreign securities laws (on which such counsel expresses no opinion) and the filing of an amendment to Blue Cross of California's Health Care Service Plan application with the California Department of Corporations (which filing has been made); and the execution, delivery and performance of the U.S. Underwriting Agreement and the International Underwriting Agreement, and the consummation of the transactions contemplated thereby by the Company, will not conflict with or constitute a material breach of or material default, or cause an acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any instrument included as an exhibit to the Registration Statement (and, including, without limitation, as an exhibit to the documents incorporated by reference therein) to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any of its Subsidiaries, or any applicable law, administrative regulation or administrative or court decree.

          (xiv) Neither the Company nor any of its Subsidiaries is (a) in violation of its articles or certificate of incorporation or bylaws; or (b) to the knowledge of such counsel, in violation of or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any instrument included as an exhibit to the Registration Statement (and, including, without limitation, as an exhibit to the documents incorporated by reference therein) to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, or any applicable law, administrative regulation or administrative or court order or decree, which violation or default would have a Material Adverse Effect on the Company and its subsidiaries considered as one enterprise, as the case may be. The applicable law, administrative regulations and administrative and court orders and decrees referred to in clause (b) above are those that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the Subsidiaries or the transaction contemplated by the U.S. Underwriting Agreement and the International Underwriting Agreement.

          (xv) To the knowledge of such counsel, the Company and its Subsidiaries possess such certificates necessary to conduct the business now operated by them. The opinion of such counsel for purposes of this paragraph is limited to certificates the failure of which to possess would have a Material Adverse Effect on the Company and its Subsidiaries considered as one enterprise.

          (xvi) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          Nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time such Registration

Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need make no statement), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectuses were issued or at the Closing Time, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                     EXHIBIT 1

                                                 State of             Foreign
               Name of Entity                 Incorporation       Qualifications
               --------------                 -------------       --------------
 WellPoint Health Networks Inc.             Delaware          Arizona, California,
                                                              Nevada, New York

 SUBSIDIARIES
 ------------

 (1)  Blue Cross of California              California        Massachusetts,
                                                              Michigan, Ohio, Texas
 (2)  UNICARE Life & Health Insurance       Delaware          California, Florida,
       Company                                                Georgia, Illinois,
                                                              Massachusetts, New
                                                              Jersey,
                                                              New York, Ohio, Texas
                                                              and Virginia
 (3)  UNICARE of Texas Health Plans, Inc.   Texas             None
 (4)  WellPoint California Services, Inc.   Delaware          None
 [(5)  UNICARE Specialty Services, Inc.     Delaware          None]
 (6)  UNICARE National Services, Inc.       Delaware          None
 (7)  BC Life & Health Insurance Company    California        None

                                                                       Exhibit B

              FORM OF OPINION OF GENERAL COUNSEL TO THE COMPANY TO BE
                         DELIVERED PURSUANT TO SECTION 5(c)

     (i) The statements under the captions "Item 1. Business--Government Regulation" and "Item 3. Legal Proceedings" of the Company's Annual Report on Form 10-K, which is incorporated by reference into the Prospectus, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize, in all material respects, the matters referred to therein.

     (ii) Blue Cross of California has been duly qualified and licensed in the State of California as a health care service plan under the Knox-Keene Act, and none of the Company's other subsidiaries are required to be licensed under the Knox-Keene Act.

     (iii) The Company is in full compliance with the requirements of the Blue Cross License Agreement, dated as of August 4, 1997, between the Company and the Blue Cross and Blue Shield Association (the "BCBSA") and the California Blue Cross License Addendum, dated as of June 10, 1998, between the Company, Blue Cross of California and the BCBSA, except in each case where such noncompliance would not have a Material Adverse Effect. Each of the Company's subsidiaries that is required by the BCBSA as of the date of such opinion to be a party to a Blue Cross Affiliate License Agreement is in full compliance with the requirements of such agreement, except in each case where such noncompliance would not have a Material Adverse Effect.

     (iv) To such counsel's knowledge, none of the Company and its subsidiaries have received any notice or correspondence (i) relating to the loss or threatened loss by the Company or any of its subsidiaries of any material permit, license, franchise or authorization by any applicable managed health care or insurance regulatory agency or body or (ii) asserting that the Company or any of its subsidiaries is not in substantial compliance with any applicable regulation relating to the operation or conduct of managed health care or insurance businesses (the "HMO Regulations") or threatening the taking of any action against the Company or any of its subsidiaries under any HMO Regulation, except where such noncompliance or the taking of such action, if adversely determined, would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries, taken as a whole.

                                                                       Exhibit C

                FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER
                       TO BE DELIVERED PURSUANT TO SECTION 5(d)

(i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion), is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the U.S. Underwriting Agreement, the International Underwriting Agreement or in connection with the offer, sale or delivery of the Securities.

(ii) The U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(iii) The execution, delivery and performance of the U.S. Underwriting Agreement, the International Underwriting Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Underwriting Agreement and the International Underwriting Agreement and compliance by the Selling Stockholder with its obligations under the U.S. Underwriting Agreement and the International Underwriting Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with, constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities pursuant to, the terms of any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement known to such counsel and to which the Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholder, if applicable, or any law, administrative regulation, judgment, order or decree known to us to be applicable to the Selling Stockholder of any court, regulatory body, administrative agency or governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its properties.

(iv) To the best of such counsel's knowledge, the Selling Stockholder has valid and marketable title to the Securities to be sold by the Selling Stockholder pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than as disclosed in the Registration Statement, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement. By delivery of a certificate or certificates therefor the Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the U.S. Underwriting Agreement and the International Underwriting Agreement (without notice of any defect in the title of the Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

    [FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT TO
                                   SECTION 5(l)]

                                                                       Exhibit D

                                 June [  ], 1999



MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SALOMON SMITH BARNEY INC.
WARBURG DILLON READ LLC
  as U.S. Representatives of the several U.S. Underwriters
  c/o Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York 10036

      Re:  Proposed Public Offering by WellPoint Health Networks Inc.
           ----------------------------------------------------------

Dear Sirs:

           The undersigned, a shareholder and an officer and/or director of WellPoint Health Networks Inc., a Delaware corporation (the "Company"), understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and Warburg Dillon Read LLC propose(s) to enter into a U.S. Underwriting Agreement (the "U.S. Underwriting Agreement") with the Company and the Selling Stockholder providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). Capitalized terms used but not defined herein shall have the meaning given to them in the Underwriting Agreement.

           In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during a period of 90 days from the date of the Underwriting Agreement, provided that such person continues to be an officer of the Company during such period, the undersigned will not, without the prior written consent of Morgan Stanley (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, and or otherwise transfer or dispose of any shares of the Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other arrangement that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or

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

transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

           Notwithstanding the provisions of the preceding sentence, the undersigned shall be permitted to (a) sell shares of Common Stock to the Company in connection with a "stock-for-stock" exercise of stock options granted under the Company's existing stock option plans (providing that any resulting shares received by the undersigned upon such exercise shall be subject to the terms of this letter), and (b) sell, transfer or otherwise dispose of shares of Common Stock to (1) the undersigned's spouse, children, spouses of children, siblings and spouses of siblings, provided that any such transferee shall have agreed in writing to be subject to the terms of this letter; and (2) any trust or charitable foundation established by the undersigned and/or one or more of the persons listed in the foregoing clause (1), provided that any such trust or charitable foundation and their respective beneficiaries shall have agreed in writing to be subject to the terms of this letter.

                                        Very truly yours,



                                        Signature:
                                                   -----------------------------
                                        Print Name:
                                                   -----------------------------

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